Exhibit 99.2

IN THE UNITED STATES DISTRICT COURT
FOR THE WESTERN DISTRICT OF TEXAS
AUSTIN DIVISION

NICHOLAS WEIL, Derivatively on Behalf

Of Nominal Defendant ARTHROCARE

CORPORATION,

Plaintiff,	CASE NO.: 08-CA-00787-SS

v.

MICHAEL A. BAKER, BARBARA D.

BOYAN, TORD B. LENDAU, TERRENCE

E. GEREMSKI, PETER L. WILSON,

JAMES G. FOSTER and DAVID F.

FITZGERALD,

Defendants,

and

ARTHROCARE CORPORATION,

Nominal Defendant.

STIPULATION OF SETTLEMENT

This Stipulation of Settlement dated as of August 29, 2011, with Exhibits (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined in Section IV hereof): (i) Nicholas Weil, Stephen King and Henry Barron (the “Federal Plaintiffs”) on behalf of themselves and derivatively on behalf of ArthroCare Corporation (“ArthroCare” or the “Company”); (ii) Connie Wieser, Megan Bocklet, and Karen Guthrie (the “State Plaintiffs” and collectively with the Federal Plaintiffs, the “Plaintiffs”) on behalf of themselves and derivatively on behalf of ArthroCare; (iii) the Individual Defendants (as defined in Section IV hereof); and (iv) nominal defendant ArthroCare, each by and through their respective counsel. The Stipulation and its Exhibits are intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined in 1.18), upon and subject to the terms and conditions hereof.

I.              INTRODUCTION AND PROCEDURAL OVERVIEW

On August 7, 2008, a shareholder derivative suit was filed in the United States District Court for the Southern District of Florida entitled Weil v. Baker, et al., No. 08-cv-08079, alleging a claim for common law breach of fiduciary duty arising out of the Company’s announcement that it would restate its financial statements, and that the Company’s financial results set forth in Company press releases and Forms 10-Q and 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) between October 2006 and October 2007, were materially overstated due to allegedly improper recognition of revenue attributable to alleged purchases of medical devices by companies that were allegedly related parties to ArthroCare, namely DiscoCare, Inc. (“DiscoCare”) and Device Reimbursement Services (“DRS”). On October 14, 2008, the Weil action was transferred to the United States District Court for the Western District of Texas, Austin Division (the “Federal Court”). Two other shareholder suits expanding the period of alleged wrongdoing based on newly-released Company disclosures, were subsequently filed in the Federal Court: King v. Baker, et al., No. 09-CA-162-SS, on March 4, 2009, which named additional defendants, including the Company’s outside auditor, PricewaterhouseCoopers LLP (“PWC”), and Barron v. Baker, et al., No. 09-CA-340-SS, on April 29, 2009.

By Order dated December 17, 2009, the Federal Court consolidated the cases for all purposes. The Federal Court’s Order directed that the consolidated action be captioned In re ArthroCare Sec. Lit., (This filing relates to: Weil v. Baker, et al., No. 08-CA-787-SS; King v. Baker, et al., No. 09-CA-162-SS; Barron v. Baker, et al., No. 09-CA-340-S) (the “Federal Derivative Action”), appointed Weil, King and Barron as co-lead plaintiffs, Kahn Swick & Foti, LLC and Vianale & Vianale LLP as co-lead counsel, and Brent Coon & Associates and Roger F. Claxton as co-liaison counsel.

On September 28, 2008, a shareholder derivative suit was filed in the District Court of Travis County, Texas, 53rd Judicial District, entitled Connie Wieser v. Baker, et al., Case No. D-1-GN-08-003484, purportedly on behalf of ArthroCare and against many of the same individual defendants named in the Federal Derivative Action. Two other shareholder derivative suits were thereafter filed in Texas state court, purportedly on behalf of ArthroCare: Megan Bocklet v. Baker, et al., Case No. D-1-GN-08-003804, filed on October 20, 2008 in the District Court of Travis County, Texas, 345th Judicial District, and Karen Guthrie v. Baker, et al., Case No. D-1-611-08-3898, filed on October 27, 2008 in the District Court of Travis County, Texas, 126th Judicial District. The three shareholder derivative suits pending in the District Courts of Travis County, Texas were consolidated in the District Court of Travis County, Texas, 53rd Judicial District, by order of the court on March 18, 2009 under the caption In re ArthroCare Corporation Derivative Litigation, Case No. D-1-GN-08-003484 (collectively the “State Derivative Action”).

Pursuant to the Federal Court’s order dated December 17, 2009, the Federal Plaintiffs were to file in the Federal Derivative Action a single Amended Verified Consolidated Shareholder Derivative Complaint no later than 60 days after any motion to dismiss had been resolved in the related consolidated federal securities class action filed in the Federal Court and captioned In re ArthroCare Sec. Lit., No. 08-cv-574-SS (the “Federal Securities Class Action”). The motions to dismiss the Federal Securities Class Action were resolved on July 20, 2010. Thereafter, the parties agreed that the best interests of the Company would be served by trying to resolve the claims alleged in the Federal Derivative Action and the State Derivative Action (collectively, the “Derivative Actions”). The Federal Court permitted the plaintiffs in the Federal Derivative Action to extend the date for the filing of their Amended Verified Consolidated Shareholder Derivative Complaint until October 22, 2010.

On October 18, 2010, the Plaintiffs in the Derivative Actions and the Company, among others, engaged in a formal mediation before the Honorable Daniel Weinstein (retired). As a result of the October 18, 2010 mediation, and related follow up discussions with the mediator and counsel for the Company, Plaintiffs in the Derivative Actions, ArthroCare, and the Individual Defendants reached an agreement in principle to resolve the Derivative Actions on the terms and conditions detailed in this Stipulation (the “Settlement”).

On August 8, 2011, the Court de-consolidated the Federal Derivative Actions from the Federal Securities Class Action and ordered that all subsequent filings in the Federal Derivative Actions be made under the caption Weil v. Baker, et al., No. 08-CA-787-SS.

II.            INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants and ArthroCare have denied and continue to deny each and every one of the claims, contentions and factual allegations pled by Plaintiffs in the Derivative Actions. The Individual Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions. The Individual Defendants have denied and continue to deny, among other things, the allegations that the Plaintiffs, ArthroCare or its shareholders were harmed by the conduct alleged in the Derivative Actions. The Individual Defendants continue to assert that at all relevant times they acted in good faith and in a manner they reasonably believed to be in the best interest of ArthroCare and its shareholders.

Nevertheless, the Individual Defendants and ArthroCare have concluded that proceeding further with the Derivative Actions would be protracted, expensive and distracting, and that it is desirable that the Derivative Actions be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Individual Defendants and ArthroCare also have taken into account the expense, distraction, delay, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Actions, and have therefore determined that it is desirable and beneficial that the Derivative Actions be settled in the manner and upon the terms and conditions set forth in the Stipulation.

III.           PLAINTIFFS’ CLAIMS AND BENEFITS OF SETTLEMENT

Plaintiffs believe that the claims alleged in the Derivative Actions have merit and Plaintiffs’ entry into the Stipulation and Settlement is not intended and shall not be construed as an admission or concession concerning the relative strength or merit of the claims asserted in the Derivative Actions. However, Plaintiffs’ Counsel (as defined in Section IV hereof) recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Actions against the Individual Defendants through significant motion practice, trial, and appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the instant Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Actions. Under the Settlement, the Company will receive a total of $8,000,000 from the Company’s Insurers (as defined in Section IV hereof). Plaintiffs’ Counsel note that the proposed $8,000,000 financial benefit of the Settlement provides ArthroCare and its shareholders with a significant recovery without protracted litigation. Plaintiffs’ Counsel believe that the proposed corporate governance reforms also respond in specific and general terms to the claims asserted in the Derivative Actions, and among other benefits, they strengthen the Company’s compliance with enhanced legal and ethical standards, and provide greater oversight over the Company’s public filings.

Plaintiffs’ Counsel has conducted an extensive investigation before and during the development and prosecution of the Derivative Actions. This investigation has included, or prior to Court hearing to approve the Stipulation, will include, inter alia: (1) inspecting, reviewing and analyzing the Company’s financial filings before and during the relevant period; (2) researching the applicable law with respect to the claims asserted in the complaints filed in the Derivative Actions and the potential defenses thereto; (3) researching corporate governance issues; (4) reviewing over 555,000 pages of documents produced by the Company; (5) participating in formal mediation with Defendants overseen by Judge Weinstein; (6) meeting either in person or telephonically with counsel for the Company and/or the Individual Defendants on numerous occasions; and (7) obtaining the testimony of David F. Fitzgerald, Todd Newton and Richard W. Rew. Based on the independent investigation performed by Plaintiffs’ Counsel as well as the review of non-public documents and information provided by the Company, including the testimony of the ArthroCare individuals listed above, Plaintiffs and their counsel have determined that the Settlement set forth in the Stipulation is in the best interest of, and confers substantial benefits upon, ArthroCare and its shareholders.

IV.           TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiffs (for themselves and derivatively on behalf of ArthroCare), ArthroCare, and the Individual Defendants, by and through their respective counsel or attorneys of record, that, subject to the approval of the Court, the Derivative Actions and Released Claims shall be finally and fully compromised, settled and released, and the Derivative Actions shall be dismissed with prejudice, as to all Settling Parties, upon and subject to the terms and conditions of the Stipulation, as follows:

1.             Definitions

The following terms have the meanings specified below:

1.1           “ArthroCare” means nominal defendant ArthroCare Corporation, or the “Company,” and any of its predecessors, successors, subsidiaries, affiliates, divisions and assigns.

1.2           “Current ArthroCare Stockholders” means all record or beneficial owners of ArthroCare common stock as of the date of the execution of this Stipulation, who continue to hold their ArthroCare common stock until the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of ArthroCare, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest. Unless otherwise modified or clarified, “Stockholders” shall have the same definition.

1.3           “Derivative Actions” means, collectively, the Federal Derivative Action and the State Derivative Action.

1.4           “Effective Date” means the first date by which all of the events and conditions specified in 6.1 of the Stipulation have been met and have occurred.

1.5           “Federal Co-Lead Counsel” means Kahn Swick & Foti, LLC and Vianale & Vianale LLP.

1.6           “Federal Court” means the United States District Court for the Western District of Texas, Austin Division.

1.7           “Federal Derivative Action” means the consolidated action pending in Federal Court entitled In re ArthroCare Sec. Lit., Case No. A:08-cv-574-SS (This filing relates to: Weil v. Baker, et al., No. 08-CA-787-SS, King v. Baker, et al., No. 09-CA-162-SS, Barron v. Baker, et al., No. 09-CA-340-SS).

1.8           “Federal Securities Class Action” means the consolidated federal securities class action entitled In re ArthroCare Sec. Lit., Case No. A:08-cv-574-SS pending in Federal Court.

1.9           “Final” means the time when a judgment has not been reversed, vacated or modified in any way, and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Derivative Actions; or (2) an appeal has been filed and the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal. The judgment regarding, appeal of, or disposition of any fee award to counsel shall not be considered in whether the judgment is deemed to be “Final.”

1.10         “Individual Defendants” means David Applegate, Michael A. Baker, Barbara D. Boyan, Richard A. Christensen, Michael Denker, David F. Fitzgerald, James G. Foster, Terrence

E. Geremski, John H. Giroux, Jr., Michael T. Gluk, Tord B. Lendau, Michael Moehring, John T. Raffle, Fernando V. Sanchez, Jerry P. Widman, and Peter L. Wilson.

1.11         “Insurers” means Old Republic Insurance Company, Hudson Insurance Company, and Liberty Mutual Insurance Company.

1.12         “Judgment” means the Order and Final Judgment to be rendered by the Federal Court, substantially in the form attached as Exhibit B.

1.13         “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.14         “Plaintiffs” refers collectively to the Federal Plaintiffs and the State Plaintiffs.

1.15         “Plaintiffs’ Counsel” means the Federal Co-Lead Counsel and the State Counsel.

1.16         “Preliminary Approval Order” means the order to be rendered by the Federal Court, substantially in the form of the attached Exhibit A.

1.17         “Related Persons” means any Individual Defendant’s or ArthroCare’s past or present directors, officers, employees, partners, principals, agents, controlling shareholders, attorneys, accountants, auditors (including without limitation, ArthroCare’s outside auditor PWC), banks or investment banks, legal representatives, joint investors, assigns, any entity in which an Individual Defendant has a controlling interest, the Individual Defendants’ heirs, executors, administrators, assigns, spouses, insurers, any members of an Individual Defendants’ immediate family, or any trust of which any Individual Defendant is the settler or which is for the benefit of any Individual Defendant and/or member(s) of his/her family, or ArthroCare’s past, present, and future parents, successors, divisions, subsidiaries, predecessors, and assigns and affiliates, and each of their respective past, present, and future officers, directors, employees, agents, representatives, attorneys, heirs, administrators, executors, insurers, predecessors, successors, and assigns, or any of them, including any person or entity controlled by, controlling, or under common control with any of them.

1.18         “Released Claims” shall collectively mean any and all known or Unknown Claims for damages, injunctive relief, or any other remedies which have been or could have been asserted by or derivatively on behalf of ArthroCare against any of the Released Persons in connection with, arising out of, related to, based upon, in whole or in part, any action or omission or failure to act alleged or which could have been alleged against the Released Persons in the Derivative Actions relating to the claims alleged therein. RELEASED CLAIMS SHALL NOT INCLUDE: (i) any and all non-derivative claims that have been asserted or may be asserted in the Federal Securities Class Action; (ii) any and all rights or claims the Released Persons may have under any policies of insurance or for advancement and indemnification, including contribution, attorney’s fees and costs; and (iii) the right of any Settling Party to bring suit to enforce this Stipulation.

1.19         “Released Persons” means each and all of the Individual Defendants, ArthroCare in its capacity as nominal defendant, and the Related Persons.

1.20         “Settlement” means the agreement made and entered into by and among the Settling Parties and set forth in this Stipulation.

1.21         “Settlement Hearing” means the proceeding before the Federal Court to approve the terms of the Stipulation, after notice to the Current ArthroCare Stockholders.

1.22         “Settling Parties” means, collectively, each of the Individual Defendants, ArthroCare, and Plaintiffs on behalf of themselves and derivatively on behalf of ArthroCare.

1.23         “State Counsel” means Robbins Umeda LLP and Kessler Topaz Meltzer & Check LLP.

1.24         “State Court” means the District Court of Travis County, Texas, 53rd Judicial Division.

1.25         “State Derivative Action” means the consolidated action pending in State Court entitled In re ArthroCare Corporation Derivative Litigation, Case No. D-1-GN-08-003484.

1.26         “State Plaintiffs” means Connie Wieser, Megan Bocklet, and Karen Guthrie.

1.27         “Unknown Claims” means any claim which any Settling Party or Current ArthroCare Stockholder does not know or suspect to exist in such party’s favor at the time of the release of the Released Persons which, if known by such party, might have affected such party’s settlement with and release of the Released Persons, or might have affected such party’s decision not to object to this Settlement. Upon the Effective Date, the Settling Parties and Current ArthroCare Stockholders shall expressly, and by operation of the Judgment, have waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States or of any other country, or any principle of common law, that is similar, comparable, or equivalent to California Civil Code § 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

In connection with this release, the Settling Parties acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those that they now know or believe to be true with respect to the matters released herein. Nevertheless, it is the intention of the Settling Parties fully, finally, and forever to settle and release all such matters, and all claims described in 3.1, including Unknown Claims, that exist, hereafter may exist, or might have existed (whether or not previously or currently asserted in any action or proceeding) with respect to the matters released. The Settling Parties acknowledge that the inclusion of Unknown Claims in this release was separately bargained for and constitutes a key element of this Settlement. UNKNOWN CLAIMS SHALL NOT INCLUDE: (i) any and all non-derivative claims that have been asserted or may be asserted in the Federal Securities Class Action; (ii) any and all rights or claims the Released Persons may have under any policies of insurance or for advancement and indemnification, including contribution, attorney’s fees and costs; and (iii) the right of any Settling Party to bring suit to enforce this Stipulation.

2.             Consideration to ArthroCare

2.1           ArthroCare and the Individual Defendants who are current directors and officers of ArthroCare acknowledge and agree that the Derivative Actions were a substantial and material factor in the cash payment to ArthroCare described below. ArthroCare acknowledges and agrees that such cash payment confers a substantial benefit to ArthroCare as part of the Settlement of the derivative claims asserted in the Derivative Actions.

2.2           In connection with the prosecution and settlement of the derivative claims asserted against the Individual Defendants in the Derivative Actions, and on behalf of the Individual Defendants, ArthroCare shall receive cash totaling $8,000,000. No later than ten (10) business days after the Effective Date, the Insurers shall have paid ArthroCare the sum of $8,000,000 on behalf of the Individual Defendants. ArthroCare shall enter or have entered into a separate agreement with the Insurers providing for the Insurers’ payment of $8,000,000 to ArthroCare by no later than ten (10) business days after the Effective Date as provided for in this 2.2. That agreement shall include a release in favor of ArthroCare and the Individual Defendants and no repayment obligation with regard to any sums already disbursed to ArthroCare by any Insurer. Within ten (10) business days after receipt of the $8,000,000 payment from the Insurers, ArthroCare shall provide Plaintiffs’ Counsel with proof of such payment to ArthroCare.

2.3           ArthroCare and the Individual Defendants who are current directors or officers of ArthroCare also acknowledge that the pendency and prosecution of the Derivative Actions was a substantial and material factor in reaching the decision to maintain or adopt and fully implement the agreed-upon corporate governance reforms and other changes set forth in 2.4. ArthroCare and the Individual Defendants who are current directors or officers of ArthroCare believe that such corporate governance reforms provide a substantial benefit to ArthroCare and its shareholders.

2.4           ArthroCare agrees to maintain or implement the following corporate governance reforms:

(a)          On an annual basis, the Company shall continue to submit the appointment of the Company’s independent auditor to the shareholders for ratification at the annual meeting of shareholders.

(b)         The Audit Committee shall meet annually with the Company’s Chief Financial Officer to review the Company’s generally accepted accounting principles (“GAAP”) disclosures and draft financial statements to ensure accuracy, completeness, and consistency of required disclosures.

(c)          The Audit Committee will review each financial statement disclosure for appropriateness.

(d)         The Board shall meet annually with the Company’s general counsel or outside counsel, independent of executive management, to review and consider implementation and updates to the Company’s insider trading policy and code of conduct.

(e)          The Board of Directors shall ensure that each Committee of the Board of Directors shall designate a Chair of such Committee who shall annually provide an update and status report on the activities of the Committee, as well as any recommendation concerning changes to the charters for the Committee.

(f)            The Company will set up a toll-free voice mail box for anonymous complaints or comments from employees regarding any aspect of its compliance with law, regulations, ethical norms, or corporate policies. The Company’s general counsel or compliance officers will monitor the mail box and report monthly, in writing, to the Audit Committee the substance of any such messages and the status of the investigation of any such messages.

(g)         During the pendency of any Company-funded open market stock buy-back program, no director or employee subject to Section 16 of the Securities

Exchange Act of 1934 shall be permitted to sell their stock within fifteen (15) days of the announcement of the buy-back program.

(h)         The Company agrees to prohibit its executive officers and directors from selling their shares within fifteen (15) days following the announcement of an increase in authorization for share repurchases by the Company.

2.5           The Settling Parties agree that the amount paid, the other consideration granted, and the other terms of the Settlement were negotiated at arm’s length in good faith by the Settling Parties and reflect an agreement that was reached voluntarily, after consultation with experienced legal counsel.

3.             Releases

3.1           Upon the Effective Date, Plaintiffs on their own behalf, derivatively on behalf of ArthroCare, and on behalf of Current ArthroCare Stockholders and Plaintiffs’ Counsel, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged all Released Claims (including Unknown Claims) and any and all claims arising out of, relating to, or in connection with the Settlement or resolution of the Derivative Actions against the Released Persons. Plaintiffs on their own behalf and on behalf of ArthroCare Stockholders, and Plaintiffs Counsel, also release the Insurers and any other insurers of the Released Persons and ArthroCare for and any and all claims arising out of, relating to, or in connection with the Settlement or resolution of the Derivative Actions against the Released Persons.

3.2           Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever released, relinquished and discharged ArthroCare, Plaintiffs, and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, Settlement or resolution of the Derivative Actions or any and all claims covered by 1.18, other than as specifically excepted in that section.

3.3           Expressly not released by this Stipulation or Settlement are any claims arising out of or related to advancement and indemnification rights of any of the Individual Defendants against ArthroCare or any insurer, whether past, present, or future; however, Individual Defendants warrant that, to the extent they have incurred expenses prior to 1/1/2011 for which they expect to or have received indemnification or advancement, those expenses have already been submitted to ArthroCare.

4.             Notice and Settlement Hearings

4.1           Promptly after execution of the Stipulation, the Federal Co-Lead Counsel shall submit the Stipulation and its Exhibits to the Federal Court and shall apply for an order substantially in the form of Exhibit A hereto, requesting among other things, preliminary approval of the Settlement set forth in the Stipulation and approval for the filing and publication of the Notice of Derivative Settlement substantially in the form of Exhibit A-1 hereto. ArthroCare shall on its own behalf file a joinder to that motion.

4.2           Within ten (10) business days of the issuance of the preliminary approval order, ArthroCare shall cause the Stipulation to be filed with the SEC on Form 8-K and shall post a link to the Stipulation and Notice of Derivative Settlement on the Company’s website. ArthroCare shall also cause the Notice of Derivative Settlement to be published in Investor’s Business Daily. All costs of such notice shall be paid by the Company.

4.3           Federal Co-Lead Counsel shall request that the Federal Court hold a hearing (the “Settlement Hearing”) as soon as practicable after 45 days following preliminary approval by the Federal Court.

4.4           Within five (5) business days after the Federal Court issues an order of final approval, the State Counsel in the State Derivative Action shall apply to the State Court for an order dismissing the State Derivative Action with prejudice against all Individual Defendants, and shall use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper, and appropriate to secure such a dismissal.

5.             Plaintiffs’ Attorneys’ Fees and Litigation Expenses

5.1           After negotiation of the material terms of the Settlement, with the substantial assistance and oversight of the mediator, the Settling Parties reached an agreement at arm’s length and in good faith on the amount of attorneys’ fees, costs, and expenses that ArthroCare will pay Plaintiffs’ Counsel in connection with the substantial benefits conferred upon the Company as a result of the Settlement (the “Fee and Expense Award”). As a result of those negotiations, ArthroCare, subject to Court approval, has agreed to pay Plaintiffs and Plaintiffs’ Counsel $2,250,000 as the Fee and Expense Award.

5.2           Plaintiffs’ Counsel will also apply for permission to pay some or all Plaintiffs up to $5,500 from any Fee and Expense Award, as an incentive award for their time and effort as Plaintiffs in this case.

5.3           Within five (5) business days of issuance of the Judgment by the Federal Court finally approving the Settlement, ArthroCare shall pay or shall cause to be paid the Fee and Expense Award to Vianale and Vianale, with the destination of that payment and necessary tax information to be provided by Vianale and Vianale to Robert Brownlie and Nate McKitterick of DLA Piper within ten (10) days of execution of this Stipulation. Each Plaintiffs’ Counsel receiving such fees and expenses agrees to make a refund or repayment of the principal amount it received, plus any interest if ordered, if and when, as a result of any further Order of the Court, appeal, further proceedings on remand, or successful collateral attack, the Settlement does not become Final. Such payment shall be in full settlement of Plaintiffs’ fees and expenses.

5.4           The Individual Defendants, ArthroCare, and their Related Persons shall have no responsibility for, and no liability whatsoever with respect to, the allocation among Plaintiffs’ Counsel of any Fee and Expense Award, any such liabilities being fully released by Plaintiffs and Plaintiffs’ Counsel.

5.5           Any failure by the Court to approve the Fee and Expense Award or any amount of the same, or modification or reversal on appeal of the Fee and Expense Award or any portion or same, shall not affect the validity of the Settlement, including without limitation preliminary or final approval of same, or constitute grounds for cancellation or termination of this Stipulation and the Settlement.

6.             Conditions of Settlement and Effect of Disapproval or Termination

6.1           The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

(a)          approval of the Settlement by the Board of Directors of ArthroCare;

(b)         entry by the Federal Court of the Judgment substantially in the form of Exhibit B to the Stipulation, exclusive of any fee award;

(c)          entry by the State Court of an order dismissing the State Derivative Action against the Individual Defendants; and

(d)         the Judgment described in 6.1(b) above and the order by the State Court dismissing the State Derivative Action as described in 6.1(c) above, become Final.

6.2           If any of the conditions specified in 6.1 are not met, then the Stipulation will be cancelled and terminated subject to 6.3

6.3           If for any reason the Effective Date does not occur, the Settling Parties shall be restored to their respective positions in the Derivative Actions as of the date of this Stipulation. In such event, the terms and provisions of this Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose, and any judgment or order entered by any court in accordance with the terms of the Settlement shall be treated as vacated nunc pro tunc.

7.             Miscellaneous Provisions

7.1           The Settling Parties intend to consummate the proposed Settlement set forth in the Stipulation. The Settling Parties, as well as their successors, assigns, and their attorneys undertake to implement the terms of this Agreement in good faith, and to use good faith in resolving any disputes that may arise in the implementation of its terms.

7.2           The Settling Parties intend the proposed Settlement to be a final and complete resolution of all disputes between them with respect to the Derivative Actions, except that this Settlement has no effect on rights or claims that the Individual Defendants and/or ArthroCare have or shall have under any policies of insurance or on any rights or claims that the Individual Defendants have or shall have to indemnification or advancement, including contribution, attorneys’ fees and costs. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation, or defense. While retaining their right to deny that the claims advanced in the Derivative Actions were meritorious, the Individual Defendants and ArthroCare will not deny that the Derivative Actions were filed consistent with the requirements of Rule 11 of the Federal Rules of Civil Procedure and are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will request that the Judgment contain a statement that during the course of the Derivative Actions, the Settling Parties and their respective counsel at all times complied with the requirements of federal law, including, without limitation, Rule 11 of the Federal Rules of Civil Procedure and other similar laws, including Texas Rule of Civil Procedure 13.

7.3           Neither this Settlement nor any act performed or document produced or executed pursuant to or in furtherance of the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any claim released under this Stipulation, or of any wrongdoing or liability of ArthroCare and/or the Individual Defendants and/or the Released Persons; or (b) is or may be deemed to be or may be used as an admission of, evidence of, or any fault or omission by any of the Individual Defendants and/or the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. The Settling Parties and Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.4           The Exhibits to this Stipulation are material and integral parts and are fully incorporated by this reference.

7.5           The Stipulation and the Exhibits attached hereto comprise the entirety of the agreement among the Settling Parties, and the Stipulation and its Exhibits may be amended or modified only by a writing signed by or on behalf of all parties or their respective successors-in-interest and approved by the Court; provided however that after entry of the Order and Final Judgment, the Settling Parties may by agreement effect such amendments, modifications, or expansions of this Stipulation and its implementing documents (including all Exhibits thereto) without notice to or approval by the Federal Court if such changes are consistent with the Court’s Order and Final Judgment and do not limit the rights of Plaintiffs, the Individual Defendants, ArthroCare and/or the ArthroCare Current Stockholder under the Stipulation and Exhibits thereto.

7.6           No representations, warranties, promises, covenants, or inducements have been made to any party concerning the Stipulation or its Exhibits other than representations, warranties, promises, covenants, or inducements in such documents. In entering into this Stipulation, no Settling Party has relied on any representations, statements, warranties, promises, covenants, or inducements that are not set forth expressly herein. All Settling Parties agree that this Stipulation was negotiated and drafted at arm’s length, and that no parol or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed; provided that there shall be no presumption for or against any Settling Party that drafted all or any portion of this Stipulation.

7.7           Except as otherwise provided, each party shall bear its own costs.

7.8           Plaintiffs’ Counsel are expressly authorized by Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized to enter into any modifications or amendments to the Stipulation that they deem appropriate.

7.9           Each counsel or other Person executing the Stipulation or its Exhibits on behalf of any party warrants that such Person has the full authority to do so.

7.10         The Stipulation may be executed in one or more counterparts. Each executed counterpart shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court. Electronic copies of signature pages shall be deemed to be as effective as the originals.

7.11         Whenever this Stipulation requires or contemplates that one party shall or may give notice to another, notice shall be provided by email or facsimile, as well as by next-day (excluding Sunday) express delivery as follows:

Counsel for the Plaintiffs:

Albert M. Myers

Kahn Swick & Foti, LLC

206 Covington Street

Madisonville, LA 70447

Facsimile: (504) 455-1498

Kenneth J. Vianale

Vianale & Vianale LLP

2499 Glades Road, Suite 112

Boca Raton, FL 33431

Facsimile: (561) 392-4775

Kevin Seely

Robbins Umeda LLP

610 West Ash Street, Suite 1800

San Diego, CA 92101

Facsimile: (619) 525-3991

Robin Winchester

Kessler Topaz Meltzer & Check LLP

280 King of Prussia Road

Radnor, PA 19087

Facsimile: (610) 667-7056

Counsel for the Individual Defendants:

Jay L. Pomerantz

Fenwick & West LLP

801 California Street

Mountain View, CA 94041

Facsimile: 650-938-5200

Counsel for Defendant Michael A. Baker

Gary Ewell

Vinson & Elkins LLP

2801 Via Fortuna, Suite 100

Austin, TX 78746-7568

Counsel for Defendant David Applegate

Jason S. Lewis

Locke Lord Bissell & Liddell LLP

2200 Ross Avenue, Suite 2200

Dallas, TX 75201

Facsimile: 214-740-8800

Counsel for Defendant Michael T. Gluk

Brad Foster

Andrews Kurth LLP

1717 Main Street, Suite 3700

Dallas, TX 75201

Facsimile: 214-659-4852

Counsel for Defendant John T. Raffle

Robert Brownlie

DLA Piper LLP (US)

401 B Street, Suite 1700

San Diego, California 92101-4297

Facsimile: (619) 699-2701

robert.brownlie@dlapiper.com

Counsel for Defendants James G. Foster, Peter L. Wilson, Tord B. Lendau, Barbara D. Boyan, Terrence E. Geremski, Richard A. Christiansen, John H. Giroux, Jr., Fernando V. Sanchez, Michael Moehring, David F. Fitzgerald, Michael Denker and Jerry P. Widman

Counsel for ArthroCare:

Robert Brownlie

DLA Piper LLP (US)

401 B Street, Suite 1700

San Diego, California 92101-4297

Facsimile: (619) 699-2701

robert.brownlie@dlapiper.com

With copy to

Richard Rew

Senior Vice President and General Counsel

ArthroCare Corporation

7500 Realto Blvd., Bldg. 2, Suite 100

Austin, TX 78735

Richard.Rew@ArthroCare.com

7.12         All time periods set forth herein shall be computed in calendar days unless otherwise expressly provided. In computing any period of time prescribed or allowed by this Stipulation or by order of the Federal Court, the day of the act, event, or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, a Sunday or a legal holiday, or, when the act to be done is the filing of a paper in Federal Court, a day on which weather or other conditions have made the office of the Clerk of the Federal Court inaccessible, in which event the period shall run until the end of the next day that is not one of the aforementioned days. As used in this subsection, “legal holiday” includes New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas Day and any other day appointed as a federal holiday.

7.13         Upon Federal Court approval, the proposed Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties hereto.

7.14         The Federal Court shall retain jurisdiction to implement and enforce the terms of the Settlement, and all parties submit to the jurisdiction of the Federal Court for such purposes.

7.15         This Stipulation and the Exhibits shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the state of Texas, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the state of Texas without giving effect to the state’s choice of law principles.

7.16         All Released Persons who are not parties to this Stipulation are intended third-party beneficiaries entitled to enforce the terms of the release set forth herein.

IN WITNESS WHEREOF, the Settling Parties hereto have caused the Stipulation to be executed by their duly authorized attorneys and dated August 29, 2011.

IT IS SO STIPULATED.

KAHN SWICK & FOTI, LLC
Albert M. Myers
206 Covington Street
Madisonville, LA 70447
One Penn Plaza, Suite 2424
New York, NY 10119
Phone: 504-455-1400
Fax: 504-455-1498

/s/ Albert M. Myers
Albert M. Myers

VIANALE & VIANALE LLP
Kenneth J. Vianale
2499 Glades Road, Suite 112
Boca Raton, FL 33431
Phone: 561-392-4750
Fax: 561-392-4775

/s/ Kenneth J. Vianale
Kenneth J. Vianale

Counsel for the Federal Plaintiffs

ROBBINS UMEDA LLP
Kevin Seely
610 West Ash Street, Suite 1900
San Diego, CA 92101
Phone: 619-525-3990
Fax: 619-525-3991

/s/ Kevin Seely
Kevin Seely

Robin Winchester
KESSLER TOPAZ MELTZER & CHECK LLP
280 King of Prussia Road
Radnor, PA 19087
Phone: 610-667-7706
Fax: 610-667-7056

/s/ Robin Winchester
Robin Winchester

Counsel for the State Plaintiffs

DLA PIPER LLP (US)
Robert Brownlie
401 B Street, Suite 1700
San Diego, CA 92101-4297
Phone: 619-699-3665
Fax: 619-699-2701

/s/ Robert Brownlie
Robert Brownlie

Counsel for ArthroCare Corporation, James G. Foster, Peter L. Wilson, Tord B. Lendau, Barbara D. Boyan, Terrence E. Geremski, Richard A. Christiansen, John H. Giroux, Jr., Fernando V. Sanchez, Michael Moehring, Michael Denker, David F. Fitzgerald, and Jerry P. Widman

VINSON & ELKINS, LLP
Gary Ewell
2801 Via Fortuna, Suite 100
Austin, TX 78746-7568
Phone: 512-542-8526
Fax: 512-236-3243

/s/ Gary Ewell
Gary Ewell

Counsel for Defendant David Applegate

FENWICK & WEST LLP
Jay L. Pomerantz
801 California Street
Mountain View, CA 94041
Phone: 650-335-7697
Fax: 650-938-5200

/s/ Jay L. Pomerantz
Jay L. Pomerantz

Counsel for Defendant Michael A. Baker

LOCKE LORD BISSELL & LIDDELL
Jason S. Lewis
2200 Ross Avenue, Suite 2200
Dallas, TX 75201
Phone: 214-740-8432
Fax: 214-756-8432

/s/ Jason S. Lewis
Jason S. Lewis
Counsel for Defendant Michael T. Gluk

ANDREWS KURTH LLP
Brad Foster
1717 Main Street, Suite 3700
Dallas, TX 75201
Phone: 214-659-4400
Fax: 214-659-4401

/s/ Brad Foster
Brad Foster

Counsel for Defendant John T. Raffle